Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 1, 2009
to Prospectus Dated February 1, 2009

The following information supplements and amends the information in the Prospectus regarding Mid Cap Value Institutional Fund (the "Fund").

Effective April 13, 2009, the Board of Directors of the Fund approved a reduction in the contractual expense limitation applicable to the Fund. The "Annual Fund Operating Expenses" portion of the table in the "Fees and Expenses of the Funds" section of the Prospectus is amended by deleting the existing information about the Fund and replacing it with the following:

MID CAP VALUE INSTITUTIONAL FUND
Management fee	0.75%
Distribution (12b-1) fees	None
Other expenses(1)	0.44%
Total annual fund operating expenses	1.19%
Fee reduction(2)	(0.29)%
Net expenses	0.90%
  Other Expenses are based on estimates for the current fiscal year.
  The Fund's Investment Manager has contractually agreed through January 31, 2010 to waive fees and/or reimburse the Fund's expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") to an annual percentage of average daily net assets of 0.90%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentage.

The "Example" portion of the "Fees and Expenses of the Fund" section of the prospectus relating to the Fund is deleted and replaced with the following:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	1 Year	3 Years
Mid Cap Value Institutional Fund	92	287
*The above Examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Please Retain This Supplement for Future Reference